Exhibit 99.1

 September 20, 2021  mRNA Engineered Cell & Cytokine Medicines  A platform company in cell, gene-editing & cytokine therapies

 Disclaimer  This presentation is intended to provide summary information about the business of Brooklyn ImmunoTherapeutics, Inc. (“BTX”). The information in this presentation is in no respects complete, comprehensive or exhaustive, and it should be read in conjunction with BTX’s public filings with the Securities and Exchange Commission, including information set forth in those filings under “Risk Factors” and similar headings. Forward-Looking Statements. Certain statements presented below on pages 3, 4, 7, 8 and 20 are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that are not statements of historical fact and may be identified by terminology such as “expect,” “plan,” “potential,” “project” or “will” or other similar words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results may vary significantly from BTX’s expectations based on a number of risks and uncertainties, including but not limited to the following: (i) the evolution of BTX’s business model into a platform company focused on cellular, gene editing and cytokine programs; (ii) BTX’s ability to successfully, cost effectively and efficiently develop its technology and products; (iii) BTX’s ability to successfully commence clinical trials of any products on a timely basis or at all; (iv) BTX’s ability to successfully fund and manage the growth of its development activities; (v) BTX’s ability to obtain regulatory approvals of its products for commercialization; and (vi) uncertainties related to the impact of the COVID-19 pandemic on the business and financial condition of BTX, including on the timing and cost of its clinical trials. BTX cannot guarantee any future results, levels of activity, performance or achievements. The industry in which BTX operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in BTX’s public filings with the Securities and Exchange Commission, including its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2021 and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors.” BTX expressly disclaims any obligation to update forward-looking statements after the date of this presentation.   2

BTX: World's Only mRNA Cell-Engineering Platform

- What is mRNA cell-engineering? Messenger RNA (mRNA) is a special class of molecules that contain the instructions that determine how cells function. BTX's platform uses synthetic mRNA with minimized immune response to engineer cells to treat disease by repairing disease-causing mutations and directing the formation of stem cells.
- BTX is developing a platform of gene-editing and cell therapies based on exclusively in-licensed mRNA technology
  - Synthetic mRNA allows gene editing without provoking an immune response
  - mRNA therapeutics are safe and highly effective in patients
  - Fast to market – mRNA products have proven accelerated entry into clinical development
  - Low cost of goods sold – mRNA products avoid complex and costly viral-vector manufacturing
  - Can target any gene
  - No limit to the number or complexity of cellular modifications that can be made
  - Enables high-potency mRNA and precision cell therapies
  - Engineered cells are fully rejuvenated with greater expansion allowing more consistent treatments
- BTX's in-licensed vehicle safely delivers mRNA to cells inside and outside the body

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Brooklyn ImmunoTherapeutics

BTX: Leveraging In-licensed Patent Portfolio to Advance Medicine

- BTX has an exclusive license from Factor Bioscience to a portfolio of granted patents around mRNA-based cell engineering that will provide BTX with a competitive advantage
- BTX's major platform components:
  - mRNA Cell Reprogramming (25 patents, extensive cellular data)
  - mRNA Gene Editing (15 patents, extensive cellular data)
  - NoveSlice™ Gene-Editing Protein (15 patents, extensive cellular data)
  - ToRNAdo™ mRNA Delivery Vehicle (4 patents, extensive cell and animal data)


Reverse Merger with NTN Buzztime (NYSE American: BTX)
Established R&D Center in Cambridge, MA
In-Licensed mRNA Patents
Acquired Novellus Therapeutics
IND-Enabling Pre-Clinical Studies
IND – Indication 1 (est.)
2021
2022
2023

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NoveSlice™ and ToRNAdo™ are trademarks of Factor Bioscience Limited.

 Brooklyn’s Licensed mRNA-Based and LNP Technologies  5  Cell reprogramming  Gene editing  mRNA and LNP are toolsto make engineered cell medicine    Nucleic acid delivery  mRNA and LNP are the drugas in vivo gene-editing medicine

 Fields of Medicine Addressable with BTX Technology  6

 ToRNAdo™ Delivery Offers Superior Results  7  Vector toxicity

An Investment in BTX Today Offers Future Value

- Breadth and depth of BTX technology offer numerous opportunities for successful clinical results
- BTX in-licensed patent portfolio offers potential for licensing and royalty revenue in coming years
- BTX technology platform offers predictable path to clinical development, with initial clinical testing of cellular products expected within 2 years
- BTX patent portfolio offers range of clinical applications at low cost and low risk
- BTX legacy cytokine portfolio and completed Phase 2b trial offer additional value
  - Opportunity for partnering in the Ph3 registration study
  - Opportunity for advancing another Ph2 study in a different oncologic indication

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Brooklyn ImmunoTherapeutics

BTX Technology: Competitive Landscape

	BTX	CRISPR[1]	TALENs[2]	Zinc-Finger Nucleases[3]	mRNA Vaccines[4]	CAR-T[5]
Primary Technologies	• mRNA Cell Reprogramming • mRNA Gene Editing • NoveSlice™ • ToRNAdo™	CRISPR (including base-editing)	TALENs	Zinc-Finger Nucleases	None	Viral Vectors for CAR-T
mRNA Gene Editing	Yes	Some	No	No	N/A	No
mRNA Cell Reprogramming	Yes	N/A	N/A	N/A	N/A	N/A
mRNA Delivery	Yes	Electroporation (limited to ex-vivo)	Electroporation (limited to ex-vivo)	Electroporation (limited to ex-vivo)	Vaccines	N/A
High Off-Target Effects	No	Yes (short gRNA recognition sequence)	Yes (based on plant-pathogen sequences)	Yes (requires extensive screening)	N/A	N/A
Immune response	No	Yes (bacterial protein)	Possible (plant-pathogen sequences)	Possible	Yes (desired for vaccines)	N/A
On-Target Efficiency	High	Medium	Medium	Medium	N/A	N/A
Cell Rejuvenation	Yes	N/A	N/A	N/A	N/A	N/A

Example Companies: [1] Beam Therapeutics, CRISPR Therapeutics, Editas Medicine, Intellia Therapeutics. [2] Allogene Therapeutics, Cellectis, Iovance Biotherapeutics. [3] Sangamo Therapeutics. [4] BioNTech, Moderna. [5] Juno Therapeutics, Kite.

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Brooklyn ImmunoTherapeutics

First Product Tier is a Stem Cell Product Platform

Mesenchymal Stem Cells (MSC)

- Multipotent stem cells capable of expansion and differentiation into different kinds of tissues
- Sources of trophic factors modulating the immune system and inducing repair of tissues

Product development leveraging extensive adult-derived MSC precedents

- Long history of clinical use and strong safety track record
  - Inconsistent or insufficient efficacy has plagued field, due product inconsistency or poor choice of clinical indication
- Well-described and long-practiced manufacturing
  - Multiple capable CDMO options exist
- A single Drug Product can be used across multiple and varied indications
  - Exploits homing/migration and anti-inflammatory properties of MSC

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Brooklyn ImmunoTherapeutics

The iPSC Technology Addresses Issues with Adult Sources

iPSC-derived MSC advantages

- Amenable to more scaled manufacturing due longer proliferative life-span
  - One of the easiest iPSC-derived cell products to manufacture
- More consistent characteristics and improved therapeutic properties relative to adult sources
- Can gene edit the iPSC to program additional properties into iMSC and broaden therapeutic use



Non-immunogenic synthetic mRNA
Transcription factors
Reprogramming
Human fibroblast
Gene editing
Pluripotent stem cell
Mesenchymal stem cell
Therapeutic benefits
longer telomeres
anti-inflammatory proteins

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 First Targeted Clinical Indication for iMSC Products  12  Multiple clinical indications in setting of bone marrow transplant (BMT)Working with world class KOLs in BMT to focus on best clinical population(s) and trial designPreclinical development path elucidated by the iMSC program in ARDS (NoveCite partnership)

Developing Gene-edited Versions of iMSC Products Initially Targeting Poorly Addressed Solid Tumors


Gene editing
Pluripotent stem cell
Pluripotent stem cell
Mesenchymal stem cell
active
apoptosis

- Rationale for gene-edited iMSC in oncology
  - Harnessing MSC homing to tumors to locally deliver immune stimulating proteins
    - Addition of specific cytokines counters the pro-tumor effect that sometimes observed (i.e. anti-inflammatory properties of MSC)
- Rationale for IL-7 and IL-15 (members of IL-2 family)
  - IL-7/IL-15 used in vitro to enhance CAR-T tumor activity in vivo. Unlike IL-2, they will not induce proliferation of Tregs
  - Local delivery to tumor sites should reduce toxicities associated with systemic administration
- Targeting solid tumor clinical indications of high unmet need

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Brooklyn ImmunoTherapeutics

Second Product Tier is a Genetic Medicine Product Platform



Proprietary lipid nanoparticle for nucleic acid delivery

- Properties can be tuned to access different cell types and target tissues
- Can deliver RNA or DNA; facilitates gene correction approaches

Delivery of mRNA encoding for proprietary site-specific nuclease

- Nuclease can target any gene through design of protein binding domains
- High specificity to target genomic site
- Achieves high level but transient expression of nuclease, enhancing safety

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Brooklyn ImmunoTherapeutics

 Developing In Vivo Gene-editing Products Addressing Rare Disease Indications (Orphan Designation)  Direct gene editing in the liver, brain or eye for monogenic disordersAbility to knock-out or correct the target geneInitial gene targets includeTTR for Familial Transthyretin Amyloidosis (ATTR)ABCA4 for Stargardt Disease (monogenic form of macular degeneration)  15  ToRNAdo™ is a trademark of Factor Bioscience Inc.

Third Product Tier is a Personalized Cell Therapy Platform

Licensed technology is the safest, most efficient, and fastest method for iPSC derivation

- Safe: Non-integrating method using synthetic mRNA to produce reprogramming factors
- Efficient: Uses LNP for repeated in vitro delivery with low toxicity
- Efficient: Can combine reprogramming and gene editing in single step derivation
- Fast: Reprogramming and iPSC colony formation within 2 weeks

The safety, reliability and speed enable autologous iPSC programs

- Efficiency of reprogramming permits low quantity of cells from biopsy and simultaneous correction of gene defects
- Can quickly produce multiple iPSC clones per patient
- Absence of genome integration facilitates screening to identify and characterize a safe clone

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Brooklyn ImmunoTherapeutics

 Autologous Cell Therapy Applications of Licensed Technology  Autologous iPSC / Gene-modified autologous iPSC for: Genetic disease (e.g. Sickle cell disease)Infectious disease (e.g. HIV)Other cell therapy indicationsAutologous programs represent opportunities for future BTX expansion or partnering  17

 BTX Cytokine, Cell Therapy, and Gene Editing Pipeline  18  Indication  Approach  Discovery  Preclinical  IND-enabling  Early clinical  Late clinical  Comments   IRX-2: human cell-derived mixed cytokine                Head & Neck Cancer  SubQ injections            Phase 2b  Various IST  SubQ injections            Phase 1/2   iMSC: iPSC-derived mesenchymal stem cells                ARDS  I.V. injection            NoveCite program  BMT failure  I.V. injection              TBD(inflammation, autoimmunity)   I.V. injection              TBD(inflammation, autoimmunity)   other than I.V.              Solid tumors  Gene-edited(IL-7 + IL-15)               In vivo gene editing                Transthyretin Amyloidosis  I.V. or CNS              Stargardt Disease  Retinal injection

IRX-2 Mixed Cytokine Product Invigorates the Immune Response to Tumors



Cold tumor
Cytokine mixture attracts immune cells
Hot tumor

- Multiple cytokines in mixture can act locally and potentially in systemic fashion
- Human cell-derived source addresses toxicity observed with other IL-2 cancer therapies
- Currently in Phase 2b for Neoadjuvant Head and Neck Cancer, data readout in 1H-2022

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Brooklyn ImmunoTherapeutics

BTX Most Advanced Asset: IRX-2 Human-Derived Cytokines   Phase 2 Company Sponsored Study in 1 IST Indication targeted to begin in 2022Phase 3 Study in Neoadjuvant Head and Neck Cancer targeted to begin in 2023  20  Renal Cell CancerLiver CancerHead and Neck CancerGastrointestinal Cancer    Currently in Phase 2b for Neoadjuvant Head and Neck Cancer  Final data readout expected in 1H2022  Additional Investigator Sponsored Trials (ISTs) in:     Future Planned Studies:    Strong IP and Patent Position    Cervical/Vulvar Interstitial NeoplasiaTriple Negative Breast CancerEarly Stage Breast Cancer

 September 20, 2021  A platform company in cell, gene-editing & cytokine therapies   mRNA Engineered Cell & Cytokine Medicines